UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2006
GenCorp Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-01520	34-0244000

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California	95670

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
916-355-4000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01. Regulation FD Disclosure
Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant’s press release issued on January 17, 2006 in which GenCorp announced that it is exploring entering into a transaction with one or more substantial residential builders. The focus of the exploratory discussions at this time concerns a possible joint venture relating to the Company’s 2,700 acre planned Rio Del Oro development with anticipated entitlement in late 2006.
Attached hereto as Exhibit 99.2 and incorporated herein by reference is the text of the registrant’s press release issued on January 18, 2006 in which GenCorp announced that the Company received a letter from Jolly Roger Fund LP, signed by Pirate Capital LLC, its General Partner, indicating its intention to nominate three directors for election at GenCorp’s 2006 annual shareholders meeting. The Company is evaluating the matter and will respond in due course.
Item 9.01. Financial Statements and Exhibits
(c)      Exhibits

Exhibit No.	Description

99.1	GenCorp Inc.’s press release dated January 17, 2006.

99.2	GenCorp Inc.’s press release dated January 18, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENCORP INC.
By:	/s/ Mark A. Whitney
	Name:	Mark A. Whitney
	Title:	Vice President, Law; Deputy General Counsel and Assistant Secretary

Dated: January 18, 2006

Exhibit Index

Exhibit No.	Description

99.1	GenCorp Inc.’s press release dated January 17, 2006.

99.2	GenCorp Inc.’s press release dated January 18, 2006.